SUPPLEMENT TO THE

STATEMENT OF ADDITIONAL INFORMATION

OF

EVERGREEN INSTITUTIONAL MONEY MARKET FUNDS

EVERGREEN MONEY MARKET FUNDS

(Each an “Evergreen Money Market Fund,” together the “Evergreen Money Market Funds”)

                Effective December 30, 2009, the first paragraph of the section entitled “Pricing of Shares -- Calculation of Net Asset Value (NAV)” in the Evergreen Money Market Funds’ Statement of Additional Information is replaced with the following:

A Fund will normally calculate its NAV at the following times on each day the New York Stock Exchange (NYSE) is open for regular trading:

Evergreen Fund	NAV Calculation Times (Eastern time)
Institutional Money Market Fund, Institutional Treasury Money Market Fund, Institutional U.S. Government Money Market Fund, and Prime Cash Management Money Market Fund	10:00a.m., 12:00p.m., 2:00p.m., 3:00p.m., 4:00p.m. and 5:00p.m.
Money Market Fund, Treasury Money Market Fund, and U.S. Government Money Market Fund,	10:00a.m., 12:00p.m., 2:00p.m. and 4:00p.m.

California Municipal Money Market Fund, Institutional 100% Treasury Money Market Fund, Institutional Municipal Money Market Fund, Municipal Money Market Fund, New Jersey Municipal Money Market Fund, New York Municipal Money Market Fund, and Pennsylvania Municipal Money Market Fund,

10:00a.m., 12:00p.m. and 4:00p.m.

The Evergreen funds reserve the right to adjust the times that a Fund calculates its NAV if the NYSE closes early or under other unusual circumstances and to reduce the number of times a Fund calculates its NAV to as infrequently as once a day, without advance notice to shareholders. A Fund will generally calculate its NAV only as of the latest time shown above if it reduces the number of times that it calculates its NAV to once daily.

December 30, 2009	585843 (12/09)